EXHIBIT 23.2

              CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      We hereby consent to the use in this Registration Statement of EarthShell Corporation on Form S-1 of our report dated March 4, 2005, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ FARBER & HASS LLP
---------------------
Farber & Hass LLP
Camarillo, California
June 9, 2005


                                EXHIBIT 23.2-.1-1